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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):     August 13, 2002


                                 ENVIROGEN, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                          0-20404                22-2899415
       -------------------------------------------------------------------
       (State or Other Jurisdiction    (Commission           (IRS Employer
       of Incorporation)               File Number)    Identification No.)


 4100 Quakerbridge Road
 Princeton Research Center
 Lawrenceville, New Jersey                                  08648
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code (609) 936-9300
                                                   --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. Regulation FD Disclosure

     In connection with its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 13, 2002, Envirogen, Inc. has submitted as correspondence to the Securities and Exchange Commission unqualified certifications of Robert S. Hillas, the President and Chief Executive Officer of Envirogen, Inc., and Mark
J. Maten, the Vice President, Finance and Chief Financial Officer of Envirogen, Inc., each made pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


August 13, 2002                          ENVIROGEN, INC.

                                         By: /s/  Mark J. Maten
                                            -----------------------------
                                            Mark J. Maten
                                            Vice President, Finance and
                                            Chief Financial Officer